GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and

Class R Shares of the

Goldman Sachs World Bond Fund

(the “Fund”)

Supplement dated December 28, 2012 to the

Prospectus dated November 30, 2012 (“Prospectus”)

The purpose of this Supplement is to inform you of certain changes affecting the minimum initial investment requirement of the Fund’s Institutional Shares. For several classes of investors, this minimum is being reduced from $10,000,000 to $1,000,000. Additionally, this Supplement modifies the circumstances under which Class A Shares may be purchased without the payment of an initial sales charge by certain Employee Benefit Plans (as defined below), and extends this privilege to certain other investors purchasing Class A Shares through certain financial intermediaries.

Effective immediately, the Prospectus is modified as follows.

In the Fund’s Summary section under “Buying and Selling Fund Shares”, the first two paragraphs are replaced in their entirety with the following:

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class R and Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The seventh paragraph under “Shareholder Guide—How To Buy Shares—How Can I Purchase Shares Of The Fund?” is replaced in its entirety with the following:

Class IR and Class R Shares are not sold directly to the public. Instead, Class IR and Class R Shares generally are available only to Section 401(k) plans, 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR or Class R Shares through a plan level or omnibus account. Class IR

Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.

In the Shareholder Guide, all references to “Retirement Plan(s)” and to “Employer Sponsored Benefit Plan(s)” are replaced with “Employee Benefit Plan(s).”

The second paragraph and related table under “Shareholder Guide—How To Buy Shares—What Is My Minimum Investment in The Fund?” are replaced in their entirety with the following:

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

The third sentence in the third footnote (“***”) to the table under “Shareholder Guide—How To Buy Shares—What Is the Offering Price of Class A Shares?” is replaced in its entirety with the following:

The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject to A Sales Load?” or $1 million or more by certain “wrap” accounts.

The seventh and eighth bullets (and any associated sub-bullets) under “Shareholder Guide—How To Buy Shares—When Are Class A Shares Not Subject To A Sales Load?” are replaced in their entirety with the following:

■	Employee Benefit Plans, where such Plans purchase Class A Shares through a plan level or omnibus account;
■

Investors who purchase Class A Shares through an omnibus account sponsored by a financial intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;

The second sentence in the last paragraph under “Shareholder Guide—Restrictions on Excessive Trading Practices” is replaced in its entirety with the following:

In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts.

This Supplement should be retained with your Prospectus for future reference.

WORLDBEXPSTK 12-12